Loans	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Loans
Note 11 - Loans

A.	Loans details

Composed as follows:

	Linkage	Interest rate	December 31	December 31
	terms	2020 and 2021	2021	2020
		%	€ in thousands
Bank loans	EURIBOR	2-3.55	147,446	127,470
	Consumer price index in Israel	4.65	17,827	17,282
			165,273	144,752

	Linkage	Interest rate	December 31	December 31
	terms	2020 and 2021	2021	2020
		%	€ in thousands
Other long term loans	EURIBOR	5.27	45,949	47,563
		3-7%	7,673	5,854
			53,622	53,417

Israel - Loans details

1.
The Company’s 83.333% owned Israeli subsidiary promoting the Manara PSP, entered into a loan agreement with the owner of the remaining 16.667% of its outstanding shares (Ampa). The unpaid balance (principal and interest) of the loan will bear interest at an annual rate in accordance with the interest rate for the purpose of Section 3(j) of the Israeli Income Tax Ordinance in accordance with the provisions of Regulation 2(a) of the Income Tax Regulations (Determination of Interest Rate for the Purpose of Section 3(j)), 1986. At the beginning of 2021, Ellomay PS entered into a new agreement according to which Ampa’s debt will be split into 2 separate loans, an interest-bearing loan at a rate of 7% linked to the consumer price index (senior international debt), and a Mezzanine loan (an internationally inferior debt) bearing an interest rate of 5%. The maturity date of this loan is December 31, 2027 and forward. As of December 31, 2021, the amount of the loan is €6,898 thousand.

2.
On February 11, 2021, the Manara PSP Project Finance reached financial closing. The Manara PSP Project Finance is provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. The Manara PSP Project Finance is in the aggregate amount of NIS 1.22 billion (approximately €350 million based on the euro/NIS exchange rate as of December 31, 2021) including reevaluation according to actual indexes for the period since financial close and until October 2021. This aggregate amount represents the real (non-indexed) value of the project finance long term facilities. Such amount, as well as the standby facilities, is linked to a synthetic composite index comprising a weighted average of the indices and currencies applicable to the Manara PSP’s construction costs (the “Project Index”), on a yearly basis during the first 4 years of construction, and thereafter semi-annually until construction end.

The Manara PSP Project Finance includes: (i) a Senior Secured Tranche at a fixed rate of interest for each drawdown, with base interest rate equal to the yield to maturity of Israeli treasury bonds with like duration of the loan drawdown, plus a spread of 3.25% per-annum during the Construction Period of the Project and a spread of 2.40% per-annum from the Actual Completion Date of the Project which proceeds the Commercial Operation Date of the Project. The Senior Secured Tranche is linked to the Israeli Consumer Price Index and is to be repaid over a period of 19.5 years from the commercial operation date; and (ii) a Subordinated Secured B Tranche at a floating rate of interest, with the base interest being the Bank of Israel rate, plus a spread of 4.35% per-annum during the Construction Period and a spread of 3.90% per-annum from the Actual Completion Date. The stated maturity of the Tranche B loan is one year less than the maturity of the Senior Secured Loan with a cash sweep mechanism that shortens its maturity to approximately 12 years from the Commercial Operation Date under the Base Case Financial Model.

The Manara PSP Project Finance includes customary terms in connection with early prepayment, acceleration of payments upon certain breaches and limitations on distributions. The Manara PSP Project Finance also includes ancillary facilities such as Standby, VAT, Guarantees and Debt Service Reserve facilities in an aggregate amount of approximately NIS 146 million (approximately €41 million based on the euro/NIS exchange rate as of December 31, 2021).

The Average Annual Debt Service Cover Ratio (ADSCR) was 1.35:1.00 under the base case financial model for the Senior Secured Tranche. In January 2022, shortly prior to the first utilization of funds under the long-term facilities, such ratio was amended to 1.34:1.00.

The owners of Ellomay PS undertook to provide aggregate financing of approximately NIS 353,000 thousand (approximately €100,000 thousand based on the euro/NIS exchange rate as of December 31, 2021), pro rata to their holdings in the Manara PSP. The commitment of the owners to provide such financing as well as their standby equity commitments are also linked to the Project Index in the same manner and timing as the long term facilities, as described above.

The Manara PSP Project Finance includes mandatory cash sweeps upon certain cover ratio and other events with respect to the Senior Secured Tranche, Cash sweep payments in connection with the Subordinated Secured Tranche as mentioned above and other lender protection mechanisms. In addition, the Manara PSP Project Finance agreement permits the owners of the Manara PSP to withdraw a developers’ fee at the Actual Completion Date (as such term is defined in the Manara PSP Project Finance agreement) of the Manara PSP, subject to availability of funding in the Standby Facility at the time and provided the Average ADSCR at the time is not less than a certain ratio.

Ellomay and Ampa provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period, including a standby equity guarantee in the aggregate amount of approximately NIS 12,500 thousand (approximately €3,550 thousand based on the euro/NIS exchange rate as of December 31, 2021), pro rata to their holdings in the Manara PSP. This standby equity guarantee is linked and adjusted in the same manner and timing as the long term facilities, as described above.

In August 2021, the Israeli Electricity Authority issued a clarification letter relating to the method of calculation of certain dynamic benefits applicable to all pumped storage projects in Israel. The owners of the Manara PSP currently estimate that if the updates to the method of calculation will be implemented, the new calculation may reduce the cover ratios of the Manara PSP during the commercial operation period by up to 5 basis points. In order to mitigate such potential future effect, the owners of the Manara PSP agreed to provide the lenders with certain undertakings to inject additional equity to the Manara PSP in certain scenarios, subject to a cap which is currently estimated by the owners of the Manara PSP to be approximately NIS 37 million (approximately €10.5 million based on the euro/NIS exchange rate as of December 31, 2021).

In January 2022, subsequent to the balance sheet date, Ellomay PS completed all the preliminary conditions for the first withdrawal under the Manara PSP Project Finance and executed the first withdrawal in the amount of approximately NIS 75,000 thousand (approximately €21,300 thousand based on the euro/NIS exchange rate as of December 31, 2021), This amount was drawn from the Senior Secured Tranche and the Subordinated Secured B Tranche pro-rata.

3.
On May 16, 2012, Talmei Yosef entered into a loan agreement with Israeli consortium led by Israel Discount Bank (the “Israeli Consortium”) in connection with the financing of its PV Plant, pursuant to which Talmei Yosef received financing amounting to NIS 80,000 thousand. The loan is linked to the consumer price index and bears an annual interest of 4.65%. The interest on the loan and the principal are repaid semi-annually. The final maturity date of this loan is December 31, 2031.

On December 24, 2014, Talmei Yosef entered into an additional loan agreement with the Israeli Consortium in connection with additional financing in the amount of NIS 25,000 thousand. The loan is linked to the consumer price index and bears an annual interest of 4.52%. The final maturity date of this loan is June 30, 2028.

The interest on the loan and the principal are repaid semi-annually.

In connection with these loans, the Talmei Yosef project company provided charges on its rights in the PV Plant, notes, equity, goodwill, on all assets of the PV Plant and on future receivables from the IEC and undertook customary limitations and undertakings, including maintaining the following financial ratios: (i) upon withdrawal of funds on account of the loan framework (based on milestones), maintaining an annual Historic ADSCR (Average Debt Service Coverage Ratio), a Projected ADSCR and a Projected LLCR (loan life coverage ratio) of 1.25:1.00, (ii) upon a distribution of profits from the project company, maintaining a Historic ADSCR, a Projected ADSCR and a Projected LLCR of 1.20:1.00, and (iii) throughout the term of the loan, maintaining an annual ADSCR and a Projected ADSCR of 1.05:1.00 for the following 12 months and maintaining an LLCR of 1.08:1.00.

As of December 31, 2021, the financial covenants were met.

Bio Gas - The Netherland - Loans details

1.
Groen Goor and Ellomay Luxembourg entered into a senior project finance agreement in 2017 (the “Goor Loan Agreement”), with Coöperatieve Rabobank U.A. (“Rabobank”), that includes the following tranches: (i) two loans with principal amounts of €3,510 thousand (with a fixed interest rate of 3% for the first five years) and €2,090 thousand, (with a fixed interest rate of 2.5% for the first five years), for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Goor Project’s facility to the grid and (ii) an on-call credit facility of €370 thousand with variable interest. The amount of €5,600 thousand was withdrawn in 2017 on account of these loans. In connection with the Goor Loan Agreement, the following securities were provided to Rabobank: (i) pledge on the present and future rights arising from the feedstock purchase agreement, the EPC agreement, the O&M agreement, the SDE subsidy, the various power and green gas purchase agreements, and the green gas certification supply agreement, (ii) pledge on all present and future (a) receivables arising from business and trade, and (b) stock and inventory including machinery and transport vehicles of Groen Goor and IPP; (iii) all rights/claims of Groen Goor and IPP against third parties existing at the time of the execution of the Loan Agreement, including rights from insurance agreements.

2.
Groen Gas Oude-Tonge and Ellomay Luxembourg entered into a senior project finance agreement (the “Oude Tonge Loan Agreement”), with Rabobank, that includes the following tranches: (i) three loans with principal amounts of €3,150 thousand (with a fixed interest rate of 3.1% for the first five years), €1,540 thousand (with a fixed interest rate of 2.9% for the first five years) and €160 thousand, (with a fixed interest rate of 3.4% for the first five years), for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Oude Tonge Project’s facility to the grid and (ii) an on-call credit facility of €100 thousand with variable interest. The amount of €4,850 thousand was withdrawn in 2017 and 2018 on account of these loans.

     In connection with the Goor Loan Agreement and the Oude Tonge Loan Agreement Ellomay Luxembourg, the Company wholly-owned subsidiary: (i) provided the following undertakings to Rabobank: (a) that Groen Goor and Groen Gas Oude Tonge, as applicable, will not make distributions to its shareholders for a period of two years following the execution of the Loan Agreement, (b) that Groen Goor will not make distributions or repurchase its shares so long as the equity (including owners loans) to total assets ratio of Groen Goor is less than 40%, (c) that in the event the equity (including owners loans) to total assets ratio of Groen Goor and Groen Gas Oude Tonge will be below 40%, its shareholders will invest the equity required in order to increase this ratio to 40%, pro rata to their holdings in Groen Goor and Groen Gas Oude Tonge, as applicable, and up to a maximum of €1.2 million, and (d) that they will provide the equity required for the completion of the Goor Project (ii) provided pledges on their respective rights in connection with the shareholders loans which each provided to Groen Goor and Groen Gas Oude Tonge, which loans shall also be subordinated by Ellomay Luxembourg in the favor of Rabobank. In addition, the Company provided a guarantee to Rabobank for the fulfillment of Ellomay Luxembourg’s undertakings set forth above.

As of December 31, 2021, the financial covenants were met.

3.
GG Gelderland entered into a senior project finance agreement (the “Gelderland Loan Agreement”), with Rabobank, that includes the following tranches: (i) four loans with principal amounts of (a) €2,453 thousand (with a fixed interest rate of 3.6% for the first five years), (b) €1,200 thousand (with a fixed interest rate of 4.5% for the first five years), (c) €400 thousand (with a fixed interest rate of 3.55% for the first five years) and (d) €2,847 thousand, (with a fixed interest rate of 4.5% for the first five years), for a period of 12 years (144 monthly payments), repayable in equal monthly installments and (ii) an on-call credit facility of €750 thousand with variable interest. An aggregate amount of €6,900 thousand was withdrawn in 2015, 2016 and 2018 on account of these loans. On November 30, 2020 GG Gelderland replaced the loan set forth in (i)(a) above which as of that date had an outstanding principal amount of €1,890 thousand, with a another loan from Rabobank with a fixed interest rate of 3.1% per year, repayable in 56 payments monthly, with a repayment of principal in one payments on August 2025. On the same date, the interest for the other loans bearing a fixed interest rate of 4.5% per year for 5 years was reduced to 3.5% per year for the next 5 years, commencing December 2020.

In connection with the Gelderland Loan Agreement, the following securities were provided to Rabobank: (i) pledge on the present and future rights arising from the feedstock purchase agreement, the EPC agreement, the O&M agreement, the SDE subsidy, the various power and green gas purchase agreements, and the green gas certification supply agreement, (ii) pledge on all present and future (a) receivables arising from business and trade, and (b) stock and inventory including machinery and transport vehicles of GG Gelderland, and (iii) all rights/claims of GG Gelderland against third parties existing at the time of the execution of the Gelderland Loan Agreement, including rights from insurance agreements. In connection with the Gelderland Loan Agreement, Ellomay Luxembourg, the Company wholly-owned subsidiary, provided the undertaking to Rabobank that Ellomay Luxembourg will not sell the shares of GG Gelderland without the prior written consent of Rabobank.

4.
GG Gelderland, entered into a loan agreement in the end of November, 2020, with Ontwikkelingsnaatscgappij Oost-Nederland N.V. (“Oost”), as a benefit created following the corona period. The loan is with a principal amounts of €750 thousand with a fixed interest rate of 3 % per year for 3 years. The interest and the principle will be fully repaid in one single amount after 3 years. According to the agreement with Oost, the loan term may be prolonged up to 5 years.

Spain - Loans details

1.
On March 12, 2019, four of the Company’s Spanish subsidiaries (together, hereinafter – the “Subsidiaries”) entered into a €18.4 million project finance Facility Agreement (the “Facility Agreement”). The €18.4 million principal amount is divided into: (i) four term loan facilities, one for each Subsidiary, in the aggregate amount of €17.6 million with terms ending in December 2037, and (ii) a revolving credit facility to attend the debt service if needed, for a maximum amount of euro 0.8 million granted to any of the Subsidiaries.

The loans provided under the Facility Agreement bear an annual interest at the rate of Euribor 6 months plus a margin of 2% (with a zero interest floor) and repaid semi-annually on June 20 and December 20. The principal is repaid on a semi-annual basis based on a pre-determined sculptured repayment schedule.

Spain - Loans details

The Facility Agreement provides for mandatory prepayment upon the occurrence of certain events and includes various customary representations, warranties and covenants, including covenants to maintain a DSCR on an aggregate basis not lower than 1.05:1, and not to make distributions unless, among other things: (i) the DSCR, on an aggregate basis, is equal to or higher than 1.15:1.0, (ii) the first instalment of the Project Finance has been repaid, (iii) no amount under the revolving credit tranche has been withdrawn and not fully repaid and no drawdowns of the revolving credit tranche are expected within the next six months, and (iv) the Subsidiaries’ net debt to regulatory value (as such terms are defined in the Facility Agreement) ratio is equal to or higher than 0.7:1.

The regulatory value of the photovoltaic plants owned by the Subsidiaries is approximately €23.5 million, compared to their aggregate nominal purchase price, which was approximately €14.85 million and their aggregate book value, which was approximately €14.6 million as of September 30, 2018. The Facility Agreements includes a cash-sweep payment mechanism and obligation that applies in the event the Subsidiaries’ net debt to regulatory value ratio is equal to or higher than 0.7:1. As of December 31, 2021, the financial covenants were met.

The Subsidiaries entered into swap agreements on March 12, 2019 with respect to approximately Euro 17.6 million (with a decreasing notional principal amount based on the amortization table) until December 2037, replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 1%, resulting in a fixed annual interest rate of approximately 3%. Such swap transactions qualify for hedge accounting. See Note 21 E regarding the effect of the expected transition away from Libor and Euribor.

The documents ancillary to the Facility Agreements require that security interests be provided in connection with the following: (i) the Subsidiaries’ shares (held by Ellomay Luxembourg(, (ii) pledges over accounts, (iii) pledges over relevant agreements including hedging agreements; and (iv) promissory equipment mortgage.

Talasol - Loans details

1.
On April 30, 2019, the Talasol Project reached financial closing in the aggregate amount of approximately €158.5 million (“the Project Finance”). The Project Finance consists of several facilities from Deutsche Bank AG and from the European Investment Bank (“EIB”). The Talasol Project Finance includes the following facilities:

(a) a term facility in the amount of approximately €65.9 million, with a term ending on September 30, 2033, repaid in unequal sculptured semi-annual installments. Loan amounts drawn from this facility will bear an annual interest of EURIBOR (with a zero floor and synchronous with the applicable interest period described below) plus a margin determined based on the stage of the Talasol Project. The applicable margins are: (i) 2.25% until technical completion, (ii) 2% from technical completion until the 5th anniversary of technical completion, (iii) 2.25% from the 5th anniversary of technical completion until the termination date of the PPA (see Note 21) (i.e., September 30, 2030), and (iv) 2.5% from the termination date of the PPA until the end of the term of the commercial term facility. As of December 31, 2021, an amount of €65.9 million was withdrawals on account of this facility;

(b) a revolving debt service reserve facility in the amount of €4.45 million, with a term ending on the earlier of: (i) September 30, 2033 or (ii) the date on which the commercial term loan set forth under (a) above has been repaid in full. Loan amounts drawn from this facility will bear an annual interest of 6 month EURIBOR (with a zero floor) plus a margin determined based on the stage of the Talasol Project. The applicable margins are: (i) 2.5% until technical completion, (ii) 2.25% from technical completion until the 5th anniversary of technical completion, (iii) 2.50% from the 5th anniversary of technical completion until the termination date of the PPA, and (iv) 2.75% from the termination date of the PPA until the termination date;

(c) VAT facility in the amount of €6.67 million, with a term ending on June 30, 2021, repaid by using balances available in the VAT reimbursement account but in no event later than June 30, 2021. Loan amounts drawn from this facility will bear an annual interest of 1 month EURIBOR (with a zero floor) plus a margin of 2%.

(d) a letter of credit facility in the initial amount of €12 million, with a term ending on September 30, 2030, to be repaid in full on its termination date and bearing an annual interest of (i) 1.25% for amounts cash covered, and (ii) 2% for any other amounts;

(e) a term facility in the amount of €65 million from EIB, granted under the Investment Plan for Europe known as the Juncker Plan, with a term ending on September 30, 2033, repaid in unequal sculptured semi-annual installments. Loan amounts drawn from this facility will bear an annual interest of EURIBOR synchronous with the applicable interest period plus a margin (expected to be 1.76%). As of December 31, 2021, the Company made €65 million withdrawals on account of this facility; and

(f) a revolving debt service reserve facility from the EIB in the amount of €4.45 million granted by EIB under the Investment Plan for Europe, with a term ending on the earlier of: (i) September 30, 2033 or (ii) the date on which the commercial term loan set forth under (e) above has been repaid in full. Loans drawn from this facility will bear an annual interest of 6 month EURIBOR (with a zero floor) plus a margin, which is expected to be similar to the CFL Debt Service Reserve Facility under (b) above.

During the construction period, interest payments on the term, revolving debt and VAT facilities are made on a monthly basis, and semi-annually thereafter (commencing March 31, 2021). The VAT facilities’ interest period, however, remains on a monthly basis. The agreements executed in connection with the Talasol Project Finance provide for mandatory prepayment upon the occurrence of certain events and various customary representations, warranties and covenants, including covenants to maintain a Historic and Projected DSCR not lower than 1.05:1, and not to make distributions in the event that: (i) the Historic and Projected DSCR will be lower than 1.15:1.0 and (ii) the Loan Life Cover Ratio will be lower than 1.20:1.0. The facilities provided by the EIB include certain other representations and undertakings mandated by applicable EU regulation. As of December 31, 2021, the financial covenants were met.

The Talasol Project Finance documents require that security interests be provided in connection with the following: (i) Talasol’s shares (held by the Company’s wholly-owned subsidiary, Ellomay Luxembourg), (ii) pledges over accounts, (iii) pledges over Talasol Project’s documents, (iv) pledges over receivables under the shareholders loans, (v) security assignment of hedging claims and (vi) promissory equipment mortgage.

In connection with the Talasol Project Finance, Ellomay Luxembourg, and the parent company of Talasol, and the Company undertook separately to (indirectly) retain at least 50.1% of the shares in Talasol and not to buy any debt of, or hedging claims against, Talasol from the entities providing the financing to the Talasol Project.

On April 30, 2019, Talasol entered into a swap agreement for an amount equal to at least 95% of the maximum amount of the term facilities and replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 0.9412%.

As the financing was structured for the term of the PPA signed in connection with the Talasol Project (ten years) plus additional three years beyond the term of the PPA, the Talasol Project Finance documentation requires Talasol to prepay the term loans via cash-sweeps to ensure that the term loans are repaid in full until the termination date of the PPA. Talasol has the option to place the relevant cash sweep amounts on a reserve account instead, and, in the event it enters into a satisfactory new power purchase agreement or power hedge agreement, the amounts on the reserve account may be transferred to the operating account of Talasol, to the extent they are not required in prepayment of the term loans to ensure that during the remainder of the term loans the base case ratios are complied with.

In December 2021, the Talasol Project entered into a New Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol New Facilities Agreement”). Financial closing of the Talasol New Facilities Agreement was achieved in January 2022. The Talasol New Facilities Agreement provides for the provision of two tranches:

(a)	a term loan in the amount of €155 million of which the final maturity date is June 30, 2044, and
(b)	a term loan in the amount of €20 million of which the final maturity date is December 31, 2042.

Principal and interest repayment are made on a semi-annual basis, end of June and end of December.

The weighted average life of the New Talasol Financing is approximately 11.5 years, compared to an original weighted average life of 5.5 years of the Current Talasol Financing. The Talasol New Financing bears a fixed annual interest rate at a weighted average of approximately 3%, compared to a variable interest rate that was fixed at an average of approximately 3% by an interest rate swap contract in the Current Talasol Financing.

The agreements executed in connection with the Talasol New Financing provide for mandatory prepayment upon the occurrence of certain events and various customary representations, warranties, and covenants, including covenants to maintain a Historic and Forecast DSCR equal to at least 1.05x. Moreover, Talasol undertook not to make distributions in the event that: (i) the Historic and Forecast DSCR will be lower than 1.10x until the expiration date of the PPA and equal to at least 1.25x thereafter and (ii) the Loan Life Cover Ratio will be lower than 1.30x from the expiration date of the PPA and until maturity.

The Talasol New Financing documents require that security interests be provided in connection with the following: (i) Talasol’s shares (held by the Company’s wholly-owned subsidiary, Ellomay Luxembourg and the other shareholders of Talasol), (ii) pledges over credit rights under certain accounts, (iii) pledges over credit rights under certain Talasol Project’s documents, (iv) pledges over credit rights under the shareholders loans, (v) security assignment of receivables in connection with the PPA, (vi) promissory equipment mortgage and (vii) mortgage on all solar modules and power inverters comprised in the project.

The uses of the Talasol New Financing amount are as follows: (1) prepayment of the outstanding €121 million amount of the Talasol Previous Financing; (2) deposit of €6.9 million in Talasol’s bank account as a debt service fund; (3) deposit of €10 million in Talasol’s bank account as security for a letter of credit to the PPA provider (the “Talasol PPA Security Fund”) (4) unwinding of the interest rate SWAP entered into in connection with the Previous Financing in an amount of €3.29 million; (5) transaction costs in an amount of approximately €3 million; and (6) an expected special dividend to Talasol’s shareholders in an amount of approximately €30 million.

The Talasol PPA Security Fund will be reduced by €1 million every year, up to a minimum amount of €3.5 million, which will be released at the expiration of the PPA.

As of December 31, 2021, the outstanding balance of the existing Talasol Project Finance was presented under short-term liabilities as a result of the execution of the New Facilities Agreement and the expected repayment of the existing Talasol Project Finance.

2.
On April 30, 2019, following the financial closing of Talasol Project and sale of 49% holdings of the Talasol Project, Talasol entered into a loan agreement with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (the minority shareholders of Talasol, each of whom owns 24.5% of Talasol). The unpaid balance (principal and interest) of the loan will bear interest of Euribor 6 mount plus 5.27%. The maturity date of this loan is December 31, 2037. As of December 31, 2021, the amount of the loan is €45,949 thousand.

B.            The aggregate annual maturities are as follows:

	December 31	December 31
	2021	2020
	€ in thousands
Second year	7,402	12,910
Third year	7,849	13,034
Fourth year	7,623	12,539
Fifth year	6,524	13,264
Sixth year and thereafter	46,916	132,169

Long-term loans	76,314	183,916
Current maturities	142,581	14,253
	218,895	198,169

C.
In order to minimize the interest-rate risk resulting from liabilities to banks and financing institutions linked to the Euribor, the Company executed swap transactions. For more information, see Note 21.

D.	Movement in liabilities deriving from financing activities

		Liabilities
		Loans and
	Note	borrowings	Debentures	Total
		€ in thousands
Balance as at January 1, 2021		198,169	82,724	280,893
Changes from financing cash flows
Proceeds from issue of debentures	12	-	71,398	71,398
Repayment of Debentures	12	-	(30,730)	(30,730)
Receipt of loans	11	32,947	-	32,947
Repayment of loans	11	(27,587)	-	(27,587)
Accrued interest	11	2,598	-	2,598
Transaction costs related to borrowings		9,978	567	10,545
Total net financing cash flows		216,105	123,959	340,064

Effect of changes in foreign exchange rates		2,790	13,340	16,130

Balance as at December 31, 2021		218,895	137,299	356,194